Prospectus

May 5, 2010, as amended May 25, 2010

Turner Global Opportunities Fund

(International Equity)

• Institutional Class (TGLBX)

• Investor Class (TGLPX)

Investment Adviser:

Turner Investment Partners, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

ABOUT THIS PROSPECTUS

This Prospectus has been arranged into different sections so that you can easily review this important information.

1	Summary Section

4	Additional Information about Fund Strategies and Risks

5	Investments and Portfolio Management

7	Purchasing, Selling and Exchanging Shares of the Fund

12	Other Policies

14	Dividends, Distributions and Taxes

To obtain more information about Turner Funds, please refer to the back cover of this Prospectus.

PROSPECTUS

SUMMARY SECTION

Turner Global Opportunities Fund

Investment Objective

The Turner Global Opportunities Fund (the "Fund") seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Investment Advisory Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses	1.20%[1]	1.20%[1]
Shareholder Servicing Fee	None	0.25%
Acquired Fund Fees and Expenses	0.01%[2]	0.01%[2]
Total Annual Fund Operating Expenses	1.96%	2.21%
Fee Waivers and Expense Reimbursements	(0.85)%[3]	(0.85)%[3]
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements	1.11%	1.36%

1  "Other Expenses" are based on estimated amounts for the current fiscal year.

2  Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

3  Turner Investment Partners, Inc. ("Turner" or the "Adviser") has contractually agreed to waive fees and reimburse Fund expenses to keep the "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" of Institutional Class Shares and Investor Class Shares (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 1.10% and 1.35%, respectively, through May 5, 2011. Turner may discontinue this arrangement at any time after May 5, 2011. To the extent acquired fund fees and expenses and interest expenses relating to short sales are excluded from the waiver and reimbursement calculation, "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" will be higher.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses will remain the same as stated under "Total Annual Fund Operating Expenses" and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Turner Global Opportunities Fund — Institutional Class Shares	$113	$533
Turner Global Opportunities Fund — Investor Class Shares	$138	$609

PROSPECTUS

SUMMARY SECTION

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, will affect the Fund's performance.

Principal Strategy

The Turner Global Opportunities Fund will generally invest in common stocks and other equity securities of U.S. and foreign companies that Turner believes have strong earnings growth potential. For this purpose the Fund considers U.S. companies to include those companies headquartered or doing a substantial portion of their business in the United States. All other companies are considered foreign companies. Under normal market conditions, the Fund will invest significantly (at least 40% — unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in foreign companies. Investments will generally be in securities of companies with market capitalizations of greater than $2 billion at the time of purchase, but may also be in securities of companies with market capitalizations of less than or equal to $2 billion from time to time.

The Fund's portfolio generally will contain between 20 to 30 securities. The Fund may trade actively in both U.S. and foreign securities and may invest up to 30% of its assets in emerging markets securities. Turner will not adhere to strict sector or industry constraints in managing the Fund, which may have a significant exposure to one or more sectors or industries and may have little or no exposure to various other sectors or industries. The sector allocation of the portfolio will reflect what Turner's portfolio management team believes are its best global growth stock ideas, and by purchasing only those securities Turner believes are the best stocks within each sector, Turner seeks to minimize the impact of poorly performing sectors on the overall portfolio. Additionally, while Turner will remain "country aware" when selecting securities for the Fund, there are no specific limits on country or region weightings. Country and regional weightings are a residual of Turner's bottom-up stock selection process, which blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns.

A holding will become a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, or for other reasons.

The Fund may buy and sell securities frequently as part of its investment strategy.

Principal Risks

The Fund is intended for investors seeking long-term growth of capital who can withstand the share price volatility of equity investing.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. You could lose all, or a substantial portion, of your investment in the Fund.

The Fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The Fund is subject to the risk that growth stocks and non-U.S. stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility.

The Fund is subject to risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. The risks associated with foreign investments are heightened when investing in emerging markets. The government and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

The Fund's ability to buy and sell securities frequently may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in this Summary Section and in the Financial Highlights in the prospectus.

Performance Information

Prior to May 5, 2010, the Fund had not yet commenced operations and therefore does not have a performance history.

Investment Adviser

Turner Investment Partners, Inc. ("Turner" or the "Adviser") serves as the investment adviser to the Global Opportunities Fund. For more information about the Adviser, please see Investments and Portfolio Management in the prospectus.

PROSPECTUS

SUMMARY SECTION

Portfolio Managers

The Turner Global Opportunities Fund is managed by Christopher McHugh, Donald Smith, Mark Turner and Robert Turner. Christopher K. McHugh, Vice President and Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990 and serves as the Fund's lead portfolio manager. Donald W. Smith, CFA, Security Analyst/Portfolio Manager, joined Turner in 2003. Mark D. Turner, Vice Chairman, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990. Robert E. Turner, CFA, Chairman and Chief Investment Officer, co-founded Turner in 1990.

Purchase and Sale of Fund Shares

Investors may purchase and redeem fund shares by phone, mail, wire or online, or through the Systematic Investment/Withdrawal Plan, on any day that the New York Stock Exchange ("NYSE") is open for business, between 9:00 a.m. and 4:00 p.m.

By Phone, Wire or through a Systematic Plan: contact a Turner Funds' representative at 1-800-224-6312

By Mail: write to Turner Funds at: P.O. Box 219805, Kansas City, MO 64121-9805

By Internet: www.turnerinvestments.com

Minimum Initial Investments

•  In general, the Fund's minimum initial investment is $250,000 for Institutional Class Shares and $2,500 for Investor Class Shares;

•  The minimum initial investment for the Systematic Investment Plan is $100,000 for Institutional Class Shares and $1,000 for Investor Class Shares; and

•  The minimum initial investment for Individual Retirement Accounts is $100,000 for Institutional Class Shares and $2,000 for Investor Class Shares.

Minimum Subsequent Investments

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares by phone, mail, wire or online; and

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares through the Systematic Investment Plan.

For more information about the purchase and sale of Fund shares, please see Purchasing, Selling and Exchanging Shares of the Turner Funds in the prospectus.

Tax Information

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes as ordinary income or capital gains, except that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary's website for more information.

PROSPECTUS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

Turner Funds (the "Trust" or the "Turner Funds") is a mutual fund family that offers different classes of shares in separate investment portfolios. This Prospectus gives you important information about Institutional Class and Investor Class Shares of the Fund that you should know before investing.

Turner Global Opportunities Fund

Fund Strategy

The Turner Global Opportunities Fund will generally invest in common stocks and other equity securities of U.S. and foreign companies that Turner believes have strong earnings growth potential. For this purpose the Fund considers U.S. companies to include those companies headquartered or doing a substantial portion of their business in the United States.

Fund Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. You could lose all, or a substantial portion, of your investment in the Fund. In addition, many of the equity securities purchased by the Fund are common stocks. Common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund may participate in initial public offerings ("IPOs"). Some successful IPOs may have a significant impact on the Fund's performance, especially if the Fund has lower asset levels. There is no guarantee that there will be successful IPOs or that the Fund will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance tends to decrease.

PROSPECTUS

INVESTMENTS AND PORTFOLIO MANAGEMENT

More Information about Fund Investments

In addition to the investments and strategies described in this Prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this Prospectus, are further described in our Statement of Additional Information ("SAI").

The investments and strategies described throughout this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objective. The Fund will do so only if Turner believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains.

In order to generate additional income, the Fund may lend its securities pursuant to one or more securities lending agreements (each a "Lending Agreement"). Unless otherwise agreed, security loans made pursuant to a Lending Agreement are required at all times to be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies or other liquid securities equal to at least 100% of the market value of the loaned securities. Collateral is marked to market daily. The Fund receives an annual fee for its participation in a Lending Agreement, and cash collateral received may be invested pursuant to terms approved by the Trust's Board of Trustees (the "Board") (including, among other things, into money market funds). All such investments are made at the risk of the Fund and, as such, the Fund is liable for investment losses. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A complete schedule of the Fund's portfolio holdings, current as of month-end, will be available on the Turner Funds' website at www.turnerinvestments.com within 15 business days after the end of each calendar month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

Investment Adviser

Turner, an SEC-registered adviser, serves as the investment adviser to the Fund. As the Fund's investment adviser, Turner makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. Turner and the Fund's Chief Compliance Officer also ensure compliance with the Fund's investment policies and guidelines.

As of March 31, 2010, Turner and its subsidiaries had approximately $18.9 billion in assets under management.

A discussion regarding the basis for the Board's approval of the investment advisory contract for the Fund will be available in the Fund's semi-annual report for the period ended March 31, 2010.

Prior Performance Information for All Similar Accounts Managed By Turner

Turner has experience in managing other accounts with investment objectives substantially similar to the Fund (the "Other Accounts"). Included within these accounts is a private investment partnership ("Partnership") that has an investment objective, policies and strategies substantially similar to the Fund. The table below shows the returns for the Other Accounts (including the Partnership and any other substantially similar accounts of the Other Accounts) managed by Turner compared with the MSCI World Growth Index and MSCI World Index for the periods shown. The performance history has been calculated in accordance with Global Investment Professional Standards and has been adjusted to show the performance net of all Fund fees and expenses. Such performance reflects the reinvestment of dividends and other earnings, if any. The management fees of the Other Accounts (including the Partnership which also pays an incentive allocation) were generally higher than the investment advisory fee of the Fund. Therefore, the actual performance of the Other Accounts generally was lower than that disclosed below. The returns of the MSCI World Growth Index and MSCI World Index assume all dividends and distributions have been reinvested.

	Total Return
Calendar Year	Gross	Net of Fund fees and expenses	MSCI World Growth Index	MSCI World Index
2006	11.59%	10.61%	15.48%	20.65%
2007	39.80%	38.62%	15.12%	9.57%
2008	(52.96)%	(53.34)%	(40.90)%	(40.33)%
2009	61.19%	59.88%	33.85%	30.79%
Since Inception (3/31/2005)	8.57%	7.63%	3.51%	2.92%

This information is designed to demonstrate the historical track record of Turner. It does not indicate how any Turner Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. The Partnership is not subject to the same liquidity requirements, diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 and subchapter M of the Internal Revenue Code. Consequently, the performance results of Turner could have been adversely affected if all of the accounts had been regulated as investment companies under the federal securities laws. In addition, securities held by the Fund will not be identical to the securities held by the Partnership for the periods shown above. Accordingly, future performance of the Fund will differ from the performance of the Partnership.

PROSPECTUS

INVESTMENTS AND PORTFOLIO MANAGEMENT

Administrator

Turner Investment Partners, Inc. also serves as Administrator to the Fund, for which it will receive an annual administration fee of 0.15% of the Turner Funds' aggregate average daily net assets up to $2 billion and 0.12% of such assets in excess of $2 billion. Under a separate sub-administration agreement between Turner and SEI Investments Global Funds Services ("SEI"), SEI provides sub-administrative services to the Fund.

More Information about Fund Management

On March 22, 2002, the Securities and Exchange Commission granted an exemptive order to the Turner Funds and Turner that permits Turner to use a "manager of managers" approach in providing investment advisory services to the Turner Funds. Pursuant to the terms of the order, Turner, subject to the supervision and approval of the Board, is permitted to hire, terminate and replace investment sub-advisers or make material changes to investment sub-advisory agreements without shareholder approval. When hiring a new sub-adviser, Turner would, however, furnish shareholders with information that is equivalent to what would be provided in a proxy statement requesting approval of a new sub-adviser. The order also permits Turner and the Turner Funds to disclose to shareholders the aggregate sub-advisory fees paid to sub-advisers, without disclosing the precise amount paid to each sub-adviser.

Turner is not currently using a multi-manager approach to manage the Turner Funds. It may employ such an approach when one of several situations arises. For example, if Turner determines that it does not have the expertise in an investment style or sector that it thinks a Turner Fund should track, it may select a sub-adviser that can fulfill this task. Also, if Turner or one of the Turner Funds' sub-advisers reaches "capacity" on assets managed within a Turner Fund, Turner may select another sub-adviser if the Turner Fund needs to add capacity. Therefore, even where Turner does implement the "manager of managers" approach, all of the Turner Funds might not rely on the approach at any given time.

When and if Turner determines to use the multi-manager approach, it will provide detailed information about the sub-adviser to the Board and make recommendations regarding the appropriate allocation of assets to each sub-adviser. The sub-adviser, in turn, will make investment decisions for the assets allocated to it and continuously review, supervise and administer the applicable Turner Fund's investment programs. It is expected that the "manager of managers" approach, when used from time to time by Turner and the Turner Funds, will (i) reduce fund expenses to the extent that a manager of managers Turner Fund will not have to prepare and solicit proxies each time a sub-advisory agreement is entered into or modified; (ii) promote efficient hiring and termination according to the judgment of the Board and Turner; and (iii) relieve shareholders of the very responsibility that they are paying Turner to assume, that is, the selection, termination and replacement of sub-advisers. Shareholder approval will be obtained before the "manager of managers" structure is used for any particular Turner Fund.

As investment adviser to the Turner Funds, Turner has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of the Turner Funds.

Portfolio Managers

The Global Opportunities Fund is managed by Christopher McHugh, Donald Smith, Mark Turner and Robert Turner.

Christopher K. McHugh, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990 and serves as the Fund's lead portfolio manager. Mr. McHugh is lead manager of the Turner Midcap Growth and Turner New Enterprise Funds and is co-manager of the Turner International Core Growth and Turner Concentrated Growth Funds. He is also lead manager of the Long/Short Equity Strategy and co-manager of the Market Neutral Strategy in the Turner Spectrum Fund. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 25 years of investment experience.

Donald W. Smith, CFA, Portfolio Manager/Security Analyst, joined Turner in 2003. Mr. Smith is co-manager of the Turner International Core Growth Fund. Prior to 2003, he was an Equity Analyst at Delaware Investment Advisors. He has 12 years investment experience.

Mark D. Turner, Vice Chairman, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990. Mr. Turner is the lead manager of the Turner International Core Growth Fund and co-manager of the Turner Large Cap Growth and Turner Core Growth Funds. He is also co-manager of the Global Financial Services Strategy in the Turner Spectrum Fund. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 29 years of investment experience.

Robert E. Turner, CFA, Chairman and Chief Investment Officer, founded Turner in 1990. Mr. Turner is the lead manager of the Turner Core Growth, Turner Large Cap Growth and Turner Concentrated Growth Funds and co-manager of the Turner International Core Growth Fund. He is also lead manager of the Market Neutral Strategy and co-manager of the Long/Short Equity Strategy in the Turner Spectrum Fund. Prior to his current position, he was Senior Investment Manager with Meridian Investment Company. He has 30 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

PROSPECTUS

PURCHASING, SELLING AND EXCHANGING SHARES OF THE FUND

No Sales Charges

There are no sales charges when you purchase Institutional Class or Investor Class Shares of the Fund.

■  How To Buy Shares (See chart on page 10 for details)

•  By phone, mail, wire or online at www.turnerinvestments.com;

•  Through the Systematic Investment Plan; and

•  Through exchanges from another Turner Fund.

■  Minimum Initial Investments

•  In general, the Fund's minimum initial investment is $250,000 for Institutional Class Shares and $2,500 for Investor Class Shares;

•  The minimum initial investment for the Systematic Investment Plan is $100,000 for Institutional Class Shares and $1,000 for Investor Class Shares; and

•  The minimum initial investment for Individual Retirement Accounts is $100,000 for Institutional Class Shares and $2,000 for Investor Class Shares.

We reserve the right to waive the minimum initial investment requirement.

■  Minimum Subsequent Investments

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares by phone, mail, wire or online; and

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares through the Systematic Investment Plan.

We reserve the right to waive the minimum subsequent investment requirement. We may waive this minimum for persons investing in the Fund through a "wrap" or managed account program, or through an employer-sponsored retirement plan. Investors purchasing shares of the Fund through a wrap or managed account program may incur expenses in addition to those charged by the Fund. Investors should consult their program sponsor concerning such additional expenses.

■  Systematic Investing

•  Our Systematic Investment Plan allows you to purchase shares automatically through regular deductions from your bank checking or savings account in order to reach the applicable minimum investment. Please contact us for information regarding participating banks.

•  You will need a minimum investment of $1,000 for Investor Class Shares and $100,000 for Institutional Class Shares to open your account and scheduled investments of at least $25 for Investor Class Shares and $25,000 for Institutional Class Shares.

•  If you stop your scheduled investments before reaching the applicable minimum investment, we reserve the right to close your account. We will provide 60 days' written notice to give you time to add to your account, and avoid the sale of your shares.

■  Systematic Withdrawal Plan

If you have at least $10,000 for Investor Class Shares and $250,000 for Institutional Class Shares in your account, you may use the Systematic Withdrawal Plan. Under the plan, you may arrange for monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 for Investor Class Shares and $25,000 for Institutional Class Shares from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, through electronic transfer to your account.

■  Minimum Account Size

•  In general, you must maintain a minimum account balance of $1,000 for Investor Class Shares and $250,000 for Institutional Class Shares. If your account drops below $1,000 for Investor Class Shares and $250,000 for Institutional Class Shares due to redemptions, you may be required to sell your shares.

•  You will receive at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Please note that you may incur a tax liability as a result of a redemption.

■  Choosing Institutional Class and Investor Class Shares

•  Institutional Class and Investor Class Shares have different expenses and other characteristics. Institutional Class Shares have lower annual expenses while Investor Class Shares have higher annual expenses than Institutional Class Shares. The performance of each of these share classes will differ due to differences in expenses.

•  Institutional Class Shares are for individual investors and for certain institutional investors investing for their own or their customers' accounts.

•  Investor Class Shares are for investments made through certain financial institutions or intermediaries.

■  When Can You Purchase, Sell or Exchange Shares?

•  You may purchase, sell or exchange shares on any day that the New York Stock Exchange ("NYSE") is open for business. We define this as a "Business Day."

•  You may purchase, sell or exchange shares by phone on any Business Day between 9:00 a.m. and 4:00 p.m.

•  In order to receive the current Business Day's net asset value (NAV) all trades (including trades requested over the phone) must be received by DST Systems, Inc., the Fund's transfer agent (the "Transfer Agent"), or a designated financial intermediary by 4:00 p.m. (Eastern time). Trades received after that time will be executed at the following Business Day's closing price.

■  How Fund Prices Are Calculated

•  The price per share (also referred to as the offering price) will be the NAV determined after the Transfer Agent or a designated financial intermediary receives your purchase order in Good Order (as defined on page 8).

•  The Fund's NAV is calculated once each Business Day at the regularly scheduled close of normal trading on the NYSE (usually 4:00 p.m. Eastern time). Shares are not priced on days on which the NYSE is closed for trading.

•  In calculating the NAV, the Fund generally values its investment portfolio at market price. If market prices for a security are unavailable or the Fund believes that they are unreliable, the Fund's Fair Value Pricing Committee may determine, in good faith using

PROSPECTUS

PURCHASING, SELLING AND EXCHANGING SHARES OF THE FUND

methods approved by, and under the ultimate supervision of, the Board, the fair value of such security. A significant event may cause the market price for a security held by the Fund to become unavailable or unreliable. Such events include, but are not limited to: market disruptions or closings; governmental actions; corporate actions, such as reorganizations, mergers or buy-outs; corporate announcements on earnings; significant litigation; and regulatory developments. While the use of fair valuations may reduce stale pricing arbitrage opportunities, it involves the risk that the values used by the Fund to price its investments may be different from those used by other mutual funds to price the same investments.

Exchanging Shares

•  Institutional Class Shares of the Fund may be exchanged for Institutional Class Shares of another Turner Fund and Investor Class Shares of the Fund may be exchanged for Investor Class Shares of another Turner Fund, subject to any applicable limitations resulting from the closing of Turner Funds to new investors.

•  Existing shareholders of Investor Class Shares of the Fund that are eligible to hold Institutional Class Shares may exchange their Investor Class Shares for Institutional Class Shares.

•  When you exchange shares, you are selling your shares and buying other fund shares, which is a taxable event. Your sale price and purchase price will be based on the NAV next calculated after the Fund's Transfer Agent or a designated financial intermediary receives your exchange request in Good Order (as defined below).

Purchases, Sales and Exchanges through Financial Institutions

You may also purchase, sell or exchange shares through accounts with brokers and other financial institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may differ from the procedures for investing directly with us. For example, in order for your transaction to be processed on the day that the order is placed, your financial institution may require you to place your order at an earlier time in the day than would be required if you were placing the order directly with the Fund. This allows the financial institution time to process your order and transmit it to the Fund's Transfer Agent.

Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

Limitations on Purchases, Sales and Exchanges

•  The Fund's Transfer Agent will only accept purchase requests that are in good order ("Good Order"). Good Order requires that the purchaser provide a completed and signed account application, including the purchaser's social security number, tax identification number, and other identification required by law or regulation. We may require that you provide photo identification such as a driver's license or passport, and may telephone you to verify information you have provided. If you do not provide the required information, or if we are unable to verify your identity, the Fund and the Transfer Agent reserve the right to not open or to close your account or to take such other steps as we deem reasonable, including initiating further identity verification procedures. Purchases may be made only in U.S. dollars drawn on U.S. banks. Cash, cashier's checks, traveler's checks, money orders, credit cards, credit card checks, or third-party checks (except for properly endorsed IRA rollover checks) will not be accepted. The Fund may reject or cancel any purchase orders, including the purchase component of an exchange, for any reason. Generally, cancellation notices will be sent via U.S. mail on the business day after a purchase order is received.

•  The Fund will normally send your sale proceeds to you within three Business Days after its Transfer Agent receives your redemption request, but it may take up to seven days. If you recently purchased your shares by check or through Automated Clearing House (ACH), redemption proceeds may not be available, or exchange requests may not be permitted, until your investment has cleared (which for checks may take up to 15 days from the date of purchase).

•  As described more fully in the SAI, the Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by the SEC.

•  Excessive, short-term trading in Fund shares and other abusive trading practices ("abusive trading") may disrupt portfolio management strategies, harm Fund performance, dilute the value of Fund shares and increase brokerage and administrative costs. The Board has adopted policies in order to discourage abusive trading in the Fund. The policies, which apply to all accounts investing in the Fund, prohibit the Fund's service providers from knowingly: (i) opening accounts for the purpose of market timing the Fund; (ii) entering client trades for the purpose of market timing; (iii) processing exchanges or switches for the purpose of market timing; and (iv) assisting a shareholder in commingling multiple clients' funds in an omnibus account for the purpose of market timing. The policies also require the Adviser to maintain policies and procedures designed to detect and deter abusive trading. While these policies and procedures seek to discourage abusive trading in the Fund, neither the Fund nor the Adviser can guarantee that such policies and procedures will be successful in doing so, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan sponsors and other financial intermediaries. The Fund and its service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements. However, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares) or otherwise, and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

•  The Fund reserves the right to reject any purchase order (including an exchange order) from any shareholder that the Fund, in its sole discretion, believes has a history of engaging in abusive trading or

PROSPECTUS

PURCHASING, SELLING AND EXCHANGING SHARES OF THE FUND

whose trading activity, in the Fund's judgment, has been or may be disruptive to the Fund. In making this determination, the Fund may consider trading done in multiple accounts under common ownership or control.

•  Shareholders are currently permitted to make up to 4 "roundtrip" transactions between Turner Funds in any calendar year. A roundtrip transaction is a redemption or exchange of shares of a Fund followed by a purchase back into that same Fund. If a shareholder exceeds 4 roundtrip transactions per calendar year, or if the Fund determines, in its sole discretion, that a shareholder's exchange activity is short-term in nature or otherwise not in the best interest of the Fund, the Fund may bar the shareholder from making further exchanges or purchases. We may change or cancel our exchange policy at any time upon 60 days' notice.

•  The Fund may be unable to compel all financial intermediaries who offer Fund shares to apply the limitations set forth above to curtail frequent trading. The Funds reserve the right, in their sole discretion, to allow financial intermediaries to apply alternative abusive trading policies and trading restrictions reasonably designed to reduce incentives to engage in abusive trading.

PROSPECTUS

PURCHASING, SELLING AND EXCHANGING SHARES OF THE FUND

	HOW TO OPEN AN ACCOUNT	HOW TO ADD TO AN ACCOUNT	HOW TO SELL SHARES	HOW TO EXCHANGE SHARES
BY TELEPHONE	Call 1-800-224-6312 (Option 3) between 9:00 a.m. and 4:00 p.m. (Eastern Time). You must authorize each type of transaction on your account application that accompanies this Prospectus. If you call, the Fund's representative may request personal identification and record the call.
	If you already have an account and you have authorized telephone transactions, you may open an account in another Turner Fund. The registration on the accounts must be identical.	Current shareholders may purchase shares by telephone if they have previously requested this privilege on the account application. Call 1-800-224-6312 (Option 3) and provide your account number to the Turner Funds representative. You must then instruct your bank to wire the money. Please see the wire instructions below.	You may sell shares by calling 1-800-224-6312 (Option 3) provided that you have previously requested this privilege on your account application. The Fund will send money only to the address of record via check, ACH or by wire (your bank may charge you a wire fee). The sale price of each share will be the next NAV determined after the Transfer Agent or a designated financial intermediary receives your request in Good Order.	You may exchange shares on any Business Day by calling the Fund at 1-800-224-6312, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY INTERNET	You can open an account online only if you already have an existing Turner Funds account. The registration on the account must be identical.	You can make additional investments by going to our website at www.turnerinvestments.com. Use your existing account number and tax ID number to create a personal identification number (PIN). These investments will be made via Automated Clearing House (ACH) and will be deducted from your bank account. Your account will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.	Existing shareholders can sell shares via our website at www.turnerinvestments.com. The sale price of each share will be the next NAV determined after the Transfer Agent receives your request in Good Order. Redemptions will be funded via check, ACH or wire to the instructions of record.	Go to www.turnerinvestments.com.

BY MAIL	Send the completed application that accompanies this Prospectus and a check payable to the Turner Funds to:
The Turner Funds
c/o DST Systems Inc.
P.O. Box 219805
Kansas City, MO 64121-9805
By express or overnight mail to:
The Turner Funds
c/o DST Systems Inc.
430 W. 7th Street
Kansas City, MO 64105
	Checks must be in U.S. dollars and drawn on U.S. banks. The Transfer Agent will not accept third party checks, credit card checks, checks issued by internet banks or cash.	Please send your check payable to the Turner Funds along with a signed letter stating the name of the Fund and your account number, to the address listed under "By Mail" in the How to Open an Account section above. Do not send requests to buy, sell or exchange shares to the Fund's Adviser or Distributor.	Please send a letter with your name, Fund name, account number and the amount of your request, to the address listed under "By Mail" in the How to Open an Account section above. Do not send requests to buy, sell or exchange shares to the Adviser or Distributor. All letters must be signed by the owners of the account. The sale price of each share will be the next NAV determined after the Transfer Agent receives your request in Good Order. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was opened.	You may exchange shares on any Business Day by writing to the Fund, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY WIRE	Please contact a Turner Funds' representative at 1-800-224-6312 (Option 3) to let us know that you intend to make your initial investment by wire. You will be given a fax number to which you should send your completed account application. You will receive a telephone call from our representatives with your new account number. Wire funds to:
United Missouri Bank of Kansas NA
ABA #10-10-00695
Account # 98-7060-116-8
Further credit: [include name of Fund, shareholder name and your Turner Funds account number]	Please contact a Turner Funds' representative at 1-800-224-6312 to let us know that you intend to send money by wire. Wire funds to:
United Missouri Bank of Kansas NA
ABA #101000695
Account # 9870601168
		Further credit: [include name of Fund, shareholder name and your Turner Funds account number]	Proceeds from the sale of shares from your account may be wired to your bank account. Your bank may charge you a fee for this service. Please follow the instructions for "How to Sell Shares" by telephone above.	Not applicable

AUTOMATIC TRANSACTIONS	You can open an account through our Systematic Investment Plan for $100 for Investor Class Shares and $100,000 for Institutional Class Shares. You must elect this option on your account application. Please call a Turner Funds representative at 1-800-224-6312 for assistance.	Regularly scheduled investments ($25 for Investor Class Shares and $25,000 for Institutional Class Shares) can be deducted automatically from your bank checking or savings account. You can arrange monthly, quarterly, semi-annual or annual automatic investments.	If you have at least $10,000 for Investor Class Shares and $250,000 for Institutional Class Shares in your account, you may use the Systematic Withdrawal Plan. Under this Plan, you can arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 for Investor Class Shares and $25,000 for Institutional Class Shares from the Fund. The proceeds will be mailed to you by check or electronically transferred to your bank checking or savings account.	Not applicable

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PURCHASING, SELLING AND EXCHANGING SHARES OF THE FUND

PROSPECTUS

OTHER POLICIES

Additional Information Regarding Fund Fees and Expenses

"Other Expenses" listed in the fee table on page 1("Table") include dividends and interest on securities that the Fund sells short ("short sale dividends and interest"). Short sale dividends and interest are treated as an expense, and increase the Fund's total expense ratio. The "Shareholder Servicing Fee" listed in the Table is included as a part of the Fund's "Other Expenses" and is included in the Table for information purposes only. Finally, the "Acquired Fund Fees and Expenses" listed in the Table include the expense of acquired funds (e.g., available cash that is temporarily invested in money market funds) in which the Fund invests.

Foreign Investors

The Fund does not generally accept investments by non-U.S. persons (for these purposes, the United States includes its territories and possessions). Non-U.S. persons are not permitted to open new accounts with the Turner Funds. Please contact Turner Funds' Investor Services Team, at 1-800-224-6312, for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if you do not provide the required identifying information.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity, and the Fund shall have no obligation with respect to the terms of any such document.

The Fund will attempt to collect any missing information required on the application by contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in its sole discretion (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application by the Transfer Agent or a designated financial intermediary in Good Order (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in Good Order.

However, the Fund reserves the right to close your account at the then-current day's NAV and remit proceeds to you via check if it is unable to verify your identity. The Fund will attempt to verify your identity within a timeframe established in its sole discretion (e.g., 96 hours), which may change from time to time. The Fund further reserves the right to hold your proceeds until your check for the purchase of Fund shares clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority or by applicable law.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption. In addition, you will be subject to the risk that the value of the securities distributed to you may change until you sell them.

Telephone/Online Transactions

Purchasing, selling and exchanging Fund shares over the telephone or via the website is extremely convenient, but not without risk. Turner Funds has established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. So long as these safeguards and procedures are followed, Turner Funds generally will not be responsible for any losses or costs incurred by following telephone or web instructions we reasonably believe to be genuine. If you or your financial institution transacts business with Turner Funds over the telephone or via our website, you will generally bear the risk of any loss.

Signature Guarantees

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including:

•  Written requests for redemptions in excess of $50,000;

•  All written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and

•  Redemption requests that provide that the proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account.

Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a credit union, a federal savings and loan association, or a broker-dealer that is a member of

PROSPECTUS

OTHER POLICIES

a national securities exchange. A notarized signature from a notary public is not sufficient.

Householding

To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Fund's financial reports, prospectuses, proxy statements and other similar documents to multiple investors who: share a post office box or residential street address; and either have the same last name or we reasonably believe to be members of the same family, unless we receive contrary instructions from you. If you wish to receive individual delivery of the documents, please contact us at 1-800-224-6312, and individual delivery of the documents will begin within 30 days of your request. Otherwise, delivery of a single copy of the documents to multiple investors will continue indefinitely.

Closing the Fund to New Investors

We believe that there are limits to the amount an investment adviser can effectively invest in certain asset classes. Too many advisers try to manage more money regardless of their capacity to find attractive investments. Turner and the Fund will not do this. The Fund will be closed to new investors (with the limited exceptions explained elsewhere in this Prospectus) once assets under management reach certain specified levels. Turner and the Fund may reopen investment styles should asset levels fall below capacity limits. Existing shareholders of the Fund will be notified before it is closed to new investors.

If the Fund is closed to new investors, existing shareholders of the Fund and, at the discretion of the Fund, third party plan administrators that have existing agreements with Turner and/or the Fund, may: (i) make investments in the Fund, (ii) reinvest dividends and capital gains distributions in the Fund, and (iii) open additional accounts with the Fund, provided the new accounts are registered in the same shareholder name or have the same taxpayer identification or social security number assigned to them.

Shareholder Services

The Fund has adopted a Shareholder Servicing Plan (the "Service Plan") that allows Investor Class Shares of the Fund to pay service fees to Service Providers. Under the Service Plan, if a Service Provider provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder service fees at an annual rate not to exceed 0.25% of its Investor Class Shares' average daily net assets. Currently Investor Class Shares of the Fund pay 0.25% in shareholder servicing fees. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.

Distribution of Fund Shares

SEI Investments Distribution Co. (the "Distributor"), a registered broker-dealer that is a wholly-owned subsidiary of SEI Investments, serves as Distributor of the Fund.

Turner, the Distributor and/or their affiliates are permitted to make payments relating to distribution, servicing and sales support activities out of their profits or other sources available to them (and not as an additional charge to the Fund). Turner, the Distributor and/or their affiliates may pay affiliated and unaffiliated service organizations compensation for the sale and distribution of shares of the Fund or for other services to the Fund and shareholders. These payments ("Additional Payments") would be in addition to Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the service organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the service organization. The aggregate amount of Additional Payments may be substantial. The Additional Payments include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a service organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your service organization for details about Additional Payments it may receive. For more information on Additional Payments, see the Statement of Additional Information. Turner does not direct portfolio transactions to broker-dealers in exchange for sales of Fund shares or to receive preferential marketing treatment.

PROSPECTUS

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund distributes its income annually as a dividend to shareholders.

The Fund makes a distribution of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to the Fund.

Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Distributions

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to the net capital gain of the Fund generally are taxable to you as long-term capital gain. This is true no matter how long you own your shares.

Under current provisions of the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. The amount of the Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund's securities lending activities, a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. (These lower rates are currently scheduled to sunset after 2010.)

After 2010, the maximum rate for long-term capital gains for individuals, estates and trusts is scheduled to increase to 20%, while dividends become taxable at the same rates as apply to ordinary income. In addition, beginning in 2013, taxpayers with income of $200,000 or more for individuals or $250,000 or more for joint filers will be subject to an additional tax of 3.8% on "unearned income," including capital gains and dividends.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Fund's dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of the Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of those foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If the Fund is not eligible or chooses not to make this election the Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute.

You should note that if you purchase shares of the Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales and Exchanges

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange of your shares of the Fund for shares of another Turner Fund, in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

PROSPECTUS

DIVIDENDS, DISTRIBUTIONS AND TAXES

IRAs and Other Tax-Qualified Plans

The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include reportable interest or dividends on your return, or (c) have failed to certify to Turner Funds, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then Turner Funds will be required in certain cases to withhold and remit to the Internal Revenue Service 28% of the dividends and distributions payable to you.

U.S. Tax Treatment of Foreign Shareholders

For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains in the Fund will generally be exempt from U.S. tax, but all other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Fund.

Different U.S. tax rules apply to a foreign shareholder, however, if an investment in the Fund is connected to a trade or business of the shareholder in the United States or the shareholder is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes

You may also be subject to state and local taxes on income from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities.

Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. This short summary is not intended as a substitute for careful tax planning.

More information is contained in the Statement of Additional Information.

Turner Funds

Investment Adviser

Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated May 5, 2010 includes information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports

These reports contain information about the Fund's holdings, investment strategies, recent market conditions and trends, and their impact on Fund performance. These reports also contain detailed financial information about the Fund.

To obtain an SAI, Annual or Semi-Annual Report (when available), without charge, upon request, or to request other information about the Fund or to make shareholder inquiries:

By Telephone: Call 1-800-224-6312

By Mail: Write to Turner Funds at:
P.O. Box 219805
Kansas City, MO 64121-9805

By Internet: www.turnerinvestments.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports (when available), as well as other information about Turner Funds, from the EDGAR Database on the SEC's website (www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Turner Funds' Investment Company Act registration number is 811-07527.

TUR-F-15-01